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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

October 22, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2001. The net asset value at that date was $30.56. In addition, a regular quarterly dividend of $0.37 was declared for shareholders of record on September 20, 2001 and paid on September 21, 2001.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares total return was
 - 4.3%, which compared to the NAREIT Equity REIT Index* total return of
 - 2.6%. For the nine months, the Fund's total return was 2.5% compared to NAREIT's 8.5%.

    The investment climate clearly changed in the third quarter, but the streak of REIT out-performance did not. As shown in the table below, in every period, both pre- and post-Attack, the Fund displayed much lower downside volatility than the broader market and continued to register positive returns in a year that is shaping up to be one of the worst in many years.

                                             TOTAL RETURN
                                   ---------------------------------    FUND        FUND
                                     FUND       S&P 500     NASDAQ     VS. S&P   VS. NASDAQ
                                   ---------   ---------   ---------   -------   ----------
1/1/01 -- 9/10/01................      4.2%     -16.5%      -31.2%     20.7%        35.4%
9/17-28 (POST-ATTACK)............     -1.7%      -4.6%      -11.6%      3.0%        10.0%
9 MONTHS 2001....................      2.5%     -20.4%      -39.2%     22.9%        41.7%
Q3: 2001.........................     -4.3%     -14.7%      -30.6%     10.4%        26.3%

    Prior to the disruption to the marketplace caused by the September 11th Attack, most of the trends that we have seen during 2001 remained in place. Most notably, REITs characterized by high dividend yield and slow growth had led performance. The exception to this is that in August larger companies outperformed the smaller companies by a modest margin, and we believe that this was possibly the result of the anticipation of the inclusion of REITs in the S&P 500 Index. Post-September 11, our performance was affected primarily by our holdings in the Hotel sector, which was the greatest casualty of the Attack. We sold these issues due to the potentially severe near and long-term damage to their fundamentals. It now appears that the hotel industry recovery we expected in 2002, predicated on a limited supply of new rooms, will be delayed indefinitely due to the dramatic decline in demand. Also affecting our relative performance was our absence of any meaningful holdings in the Self Storage, Manufactured Home and Community Shopping Center sectors. These companies are perceived to be highly defensive in nature, and as a result turned in very strong relative performance.

    Immediately following the end of the quarter, REITs encountered several crosscurrents. For the first time in years, several REITs, including those in the Office, Apartment and Hotel sectors announced lower future earnings guidance due to the swift changes in the economic climate. Many more such alerts can be expected as most companies in and outside the real estate industry come to grips with the clear-cut onset of an economic downturn in the U.S. Offsetting this was the long-awaited announcement by Standard & Poor's of the inclusion of REITs in

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

the S&P 500 Index, as well as some of their smaller capitalization indexes. In addition, the Fed's lowering of interest rates to the lowest level in a generation continues to enhance the attractiveness of the relatively higher yields generally offered by REITs as compared to other income-generating investments. Although analysts have generally lowered their forecast growth rates for most REITs, with the exception of Hotel REITs they continue to expect, as do we, positive comparisons in both 2001 and 2002.

INVESTMENT OUTLOOK

    Never before has the 'Fire vs. Ice' debate been argued more passionately in the investment community. The Fire scenario contemplates a V-shaped recovery to be in place sometime early next year. This renewed growth would be accompanied by increasing inflation due to a record amount of monetary and fiscal stimulus. Post-9/11, this stimulus will be even greater due to a ramp up in military and security expenditures. The opposing theory, Ice, is that we are headed for a protracted economic slowdown that cannot be avoided due to the synchronous decline in worldwide economies and the excesses of the past boom that have yet to be corrected. Further, post-9/11 commerce has slowed even more due to the diversion of productive resources and insecurity among the population that leads to a higher savings rate and less travel.

    Our view is that each of these extremes is possible, but something in between the two extremes is most likely. We are assuming that history will repeat itself and the basic principles of economics have not changed. Thus, the massive monetary and fiscal stimulus being directed at the U.S. economy, free of typical political rhetoric, gives us confidence that the economy will regain strength sometime in 2002. While we cannot predict the precise shape of this recovery, and the development of an armed conflict is very likely to influence the course of events, our operative assumption is that, indeed, growth will resume.

    Unfortunately, before we can assess the timing or magnitude of an economic recovery, we must first deal with the prospective duration and depth of the current economic downturn. We believe that it is too soon to make any sound judgment in this regard. Absent the unstable world situation, we would have expected that the recession would be rather brief and mild, due to the extreme monetary and fiscal stimulus in effect before 9/11. The unstable world situation, however, and any repercussions on consumer and business behavior, profits and financial asset pricing may indeed exacerbate this downturn. As a result, our investment strategy is more conservative because of the risks of worldwide events superceding traditional economic principles. We remain very comfortable with our Health Care and most Apartment sector holdings. We also are comfortable with select Retail sector names that have strong tenant rosters.

    With respect to the Office sector, which has been our highest weighting, we had previously expected this cycle to be different from any other in the past due to supply levels remaining very much in check as compared to prior cycles. However the decline in demand for space has been far greater than experienced during prior recessions and, in fact, may be negative during 2001 for the first time in recent history. Representative of this is the San Francisco office market which, two years ago, was the tightest in the nation but is now one of the weakest, suffering from more than a 17% vacancy rate. Vacancy rates were already rising in most office markets before 9/11, and now with the slowdown in the economy, those vacancy rates are likely to rise further in the coming months. Until there is evidence to the contrary, many office markets are likely to experience a decline in demand for space well before there will be any meaningful increase. Accordingly, we have reduced our weighting in the Office sector. The only

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

exception to this is the New York market, whose loss of class A space ensures a strong market for the foreseeable future.

    We believe that at long last, the largest and most financially strong companies will resume leadership in the REIT market. Admittedly, this strategy has caused us to under-perform the averages this year, but we continue to believe that the following basic characteristics will be critical to investment success in the future. Whichever scenario one subscribes to, a booming economy, a slowing economy or something in between, in our view the qualities of
1) strong balance sheet and sufficient liquidity, 2) seasoned management,
3) high quality property portfolio, 4) strong tenant base, and 5) low dividend pay-out ratio, are the most critical criteria that we continue to apply in our investment selection process.

    We believe that REITs, especially those that meet our criteria, can continue to attract investor capital because they have characteristics that should be in even greater demand in the current period. Nearly all REITs own properties that are located entirely in the U.S., eliminating (or at least reducing) any risks from declining worldwide economies, currency fluctuations and sovereignty issues. The contractual nature of rents generally affords REITs lower profit volatility compared to other business sectors and, therefore, in our view should lead to lower price volatility. REITs also have valuation characteristics that are very tangible, and property has a unique permanence, resulting in asset values and consequent dividend yields. REIT earnings historically have been much less subject to variability and volatility than earnings of industrial or technology companies and there is nothing to suggest to us that these investment characteristics will not continue. Further, the decline in interest rates across the spectrum of maturities presents a huge opportunity for most REITs as well as other real estate owners. The costs to finance, refinance and purchase properties are at unprecedented low levels, and landlords are already taking full advantage of this: Commercial Mortgage-Backed Securities issuance in 2001 is nearly 50% higher than last year and issuance of REIT unsecured debt has nearly doubled.

    Finally, while there is little concern today about increasing inflationary pressures, it must be considered that the unprecedented monetary and fiscal stimulus may, in the coming years, ignite an increasing level of price inflation. Should the world situation settle down quickly (which we, like all Americans, hope is the case) and the recession indeed proves to be short and shallow, we believe renewed economic growth would be very favorable for real estate markets. In this case, we believe demand would re-accelerate, vacancy rates would stabilize and most markets and property types would quickly return to equilibrium levels. Meantime, the dividend yields of REITs are compelling compared to current income being generated by investments both in the fixed income and equity markets.

    Since our last quarterly report, we have lived through one of the most horrific events ever to hit this nation. While we were fortunate that no one at Cohen & Steers was directly touched by this tragedy, we have many friends and business colleagues who are among those killed or missing. Our thoughts and prayers go out to these families. Being located in New York City, we also witnessed incredible acts of valor for which we as a community will be forever grateful. And in a testament to how great America truly is, we watched first hand as fierce competitors helped their fallen rivals pick up the pieces and quickly restored the nation's securities markets.

    In summary, neither a recession nor a war is good for America and most sectors of the economy, including real estate or the financial markets. Until we can assess the extent to which these two phenomena affect corporate profitability and consumer psychology, in our view a conservative investment posture is required. For many

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

investors, REITs satisfy the need for diversification, relatively lower volatility and relatively higher current income. We have designed our portfolio to pursue a conservative approach and to adhere to strict investment criteria that are intended to afford additional safety. As a result, we are confident in our abilty to pursue our goal of generating acceptable relative total returns.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

------------------------------------------------------------------------
         Cohen & Steers is online at www.cohenandsteers.com

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at www.cohenandsteers.com
------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                                       4





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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                  NUMBER
                                                                 OF SHARES       VALUE
                                                                -----------   ------------
EQUITIES                                              91.10%
    APARTMENT/RESIDENTIAL                             20.86%
         Apartment Investment & Management Co. -- Class A....       262,200   $ 11,867,172
         Archstone Communities Trust.........................     1,222,200     31,899,420
         AvalonBay Communities...............................       681,800     32,555,950
         Charles E. Smith Residential Realty.................       145,000      7,467,500
         Equity Residential Properties Trust.................       525,000     30,660,000
         Essex Property Trust................................       194,500      9,549,950
                                                                              ------------
                                                                               123,999,992
                                                                              ------------
    HEALTH CARE                                        8.94%
         Health Care Property Investors......................       599,800     23,062,310
         Nationwide Health Properties........................       950,600     18,679,290
         Ventas..............................................     1,051,300     11,406,605
                                                                              ------------
                                                                                53,148,205
                                                                              ------------
    HOTEL                                              0.48%
         FelCor Lodging Trust................................        43,300        582,385
         Host Marriott Corp. ................................       323,100      2,277,855
                                                                              ------------
                                                                                 2,860,240
                                                                              ------------
    INDUSTRIAL                                         8.64%
         AMB Property Corp. .................................       787,900     19,303,550
         ProLogis Trust......................................     1,519,200     32,055,120
                                                                              ------------
                                                                                51,358,670
                                                                              ------------
    OFFICE                                            37.04%
         Arden Realty Group..................................     1,004,600     25,687,622
         Boston Properties...................................       953,000     36,337,890
        *Brookfield Properties Corp. ........................     1,034,600     19,038,422
         CarrAmerica Realty Corp. ...........................       301,700      9,038,932
         Equity Office Properties Trust......................     1,938,928     62,045,696
       **FrontLine Capital Group.............................       616,100         55,449
         Mack-Cali Realty Corp. .............................       259,600      8,047,600
         SL Green Realty Corp. ..............................       554,300     17,471,536
         Vornado Realty Trust................................     1,069,700     42,467,090
                                                                              ------------
                                                                               220,190,237
                                                                              ------------

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                  NUMBER
                                                                 OF SHARES       VALUE
                                                                -----------   ------------
    OFFICE/INDUSTRIAL                                  5.22%
         Kilroy Realty Corp. ................................       474,400   $ 11,836,280
         Reckson Associates Realty Corp. ....................       795,600     19,213,740
                                                                              ------------
                                                                                31,050,020
                                                                              ------------
    REAL ESTATE SERVICES                               0.00%
       **Crescent Operating..................................        43,800         12,264
                                                                              ------------
    SHOPPING CENTER                                    9.92%
      COMMUNITY CENTER                                 0.71%
         Developers Diversified Realty Corp. ................       233,700      4,194,915
                                                                              ------------
      REGIONAL MALL                                    9.21%
         CBL & Associates Properties.........................       309,200      8,425,700
         General Growth Properties...........................       600,900     20,893,293
         Rouse Co. ..........................................       260,300      6,291,451
         Simon Property Group................................       710,800     19,127,628
                                                                              ------------
                                                                                54,738,072
                                                                              ------------
         TOTAL SHOPPING CENTER...............................                   58,932,987
                                                                              ------------
             TOTAL EQUITIES (Identified cost -- $467,249,233)                  541,552,615
                                                                              ------------

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                -----------
COMMERCIAL PAPER                                        8.31%
         American General Financial, 3.30%, due
           10/01/01..................................           $24,506,000   $ 24,506,000
         Citicorp, 3.30%, due 10/01/01...............            24,876,000     24,876,000
                                                                              ------------
             TOTAL COMMERCIAL PAPER (Identified
                cost -- $49,382,000).................                           49,382,000
                                                                              ------------
TOTAL INVESTMENTS (Identified cost -- $516,631,233)..  99.41%                  590,934,615
OTHER ASSETS IN EXCESS OF LIABILITIES ...............   0.59%                    3,531,940
                                                      ------                  ------------
NET ASSETS (Equivalent to $30.56 per share based on
  19,450,729 shares of capital stock outstanding) ..  100.00%                 $594,466,555
                                                      ------                  ------------
                                                      ------                  ------------

-------------------
 * Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on September 30, 2001 was $30,065,476 based on an exchange rate of 1 Canadian dollar to 0.63323 U.S. dollars.

** Non-income producing security.

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                                       6




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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                         NET ASSET VALUE
                                          TOTAL NET ASSETS                  PER SHARE
                                   -------------------------------   ------------------------
NET ASSET VALUE:
Beginning of period: 12/31/00....                     $615,590,158                     $30.89
    Net investment income........    $ 24,260,422                        $ 1.24
    Net realized and unrealized
       loss on investments.......      (9,807,161)                        (0.50)
    Distributions from net
       investment income.........     (20,975,975)                        (1.07)
    Capital stock transactions:
         Sold....................      34,759,115
         Distributions
            reinvested...........      11,631,128
         Redeemed................     (60,991,132)
Net decrease in net asset
  value..........................                      (21,123,603)                     (0.33)
                                                      ------------                     ------
End of period: 9/30/2001.........                     $594,466,555                     $30.56
                                                      ------------                     ------
                                                      ------------                     ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                       (PERIODS ENDED SEPTEMBER 30, 2001)

                    ONE YEAR                SINCE INCEPTION (2/14/00)
                    --------                -------------------------
                     6.83%                           19.10%

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                                       7





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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

              MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:
       [COHEN & STEERS EQUITY INCOME FUND LOGO]               [COHEN & STEERS REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

               FOR CAPITAL APPRECIATON:                                FOR TOTAL RETURN:
      [COHEN & STEERS SPECIAL EQUITY FUND LOGO]         [COHEN & STEERS INSTITUTIONAL REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                     KEY INFORMATION

Robert H. Steers                           INVESTMENT MANAGER
Director and Chairman                      Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
Martin Cohen                               New York, NY 10017
Director and President                     (212) 832-3232

Gregory C. Clark                           FUND SUB-ADMINISTRATOR AND CUSTODIAN
Director                                   State Street Corp.
                                           225 Franklin Street
George Grossman                            Boston, MA 02110
Director
                                           TRANSFER AGENT
Willard H. Smith, Jr.                      Boston Financial Data Services, Inc.
Director                                   Two Heritage Drive
                                           North Quincy, MA 02171
Adam Derechin                              (800) 437-9912
Vice President and Assistant Treasurer
                                           LEGAL COUNSEL
Lawrence B. Stoller                        Simpson Thacher & Bartlett
Assistant Secretary                        425 Lexington Avenue
                                           New York, NY 10017

                                           DISTRIBUTOR
                                           Cohen & Steers Securities, Inc.
                                           757 Third Avenue
                                           New York, NY 10017

                                           NASDAQ Symbol: CSRIX

                                           Website: www.cohenandsteers.com

                                           Net asset value (NAV) can be found in
                                           the daily mutual fund listings in the
                                           financial section of most major
                                           newspapers under Cohen & Steers.

                                           This report is authorized for delivery
                                           only to shareholders of Cohen & Steers
                                           Institutional Realty Shares, Inc.
                                           unless accompanied or preceded by the
                                           delivery of a currently effective
                                           prospectus setting forth details of
                                           the Fund. Past performance, of course,
                                           is no guarantee of future results and
                                           your investment may be worth more or
                                           less at the time you sell.

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

COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017



[COHEN & STEERS INSTITUTIONAL REALTY SHARES LOGO]


              QUARTERLY REPORT
             SEPTEMBER 30, 2001